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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 28, 2003

                               Agere Systems Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             1-16397                                      22-3746606
         (Commission File Number)              (IRS Employer Identification No.)

         1110 American Parkway NE                            18109
         Allentown, Pennsylvania                           (Zip Code)
 (Address of principal executive offices)

                                 (610) 712-1000
                         (Registrant's Telephone Number)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits.

Exhibit No.             Description

99.1                    News release dated October 28, 2003

99.2                    Unaudited cash flow measures, three
                        months ended September 30, 2003

Item 12. Results of Operations and Financial Condition.


      On October 28, 2003, Agere Systems issued a news release announcing its financial results for the quarter ended September 30, 2003. A copy of that news release is attached to this report as Exhibit 99.1.

      The news release contains information about our net income, excluding gain or loss from the sale of, and income or loss from, discontinued operations; net restructuring and other charges; amortization of goodwill and other acquired intangibles; net gain or loss from the sale of operating assets and cumulative effect of an accounting change. We believe that this information will allow investors to more easily compare our financial performance on an operating basis in different fiscal periods and against our prior guidance.

      Attached to this report as Exhibit 99.2 is an unaudited statement of cash flow measures for the three months ended September 30, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AGERE SYSTEMS INC.



Date:  October 28, 2003                By: /s/ John W. Gamble, Jr.
                                           ----------------------------
                                    Name:  John W. Gamble, Jr.
                                    Title: Executive Vice President and
                                           Chief Financial Officer